Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 5 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 5 TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of June 30, 2009 by and among BURLINGTON MORELOS, S.A DE C.V., a Mexican stock limited liability corporation (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Term Loan Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrower, the Agent and the Lenders entered into the Term Loan Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, the parties to the Term Loan Agreement have agreed to an amendment to the Term Loan Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendments to the Term Loan Agreement.

1.1 Section 1 of the Term Loan Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

“BST’ means Global Safety Textiles Holdings LLC (f/k/a BST US Holdings, Inc.), a Delaware limited liability company.”

“U.S. Affiliate’ means each of Parent, ITG Holdings, Inc., Burlington Industries LLC, Carlisle Finishing LLC, Cone Denim LLC, Cone Jacquards LLC, Safety Components Fabric Technologies, Inc., International Textile Group Acquisition Group LLC, WLR Cone Mills IP, Inc., Cone Acquisition LLC, Cone International Holdings, Inc., Burlington International Services Company, Apparel Fabrics Properties, Inc., BI Properties I, Inc., Burlington Apparel Services Company, BILLC Acquisition LLC, Burlington Worldwide, Inc., Cone Administrative and Sales LLC, Cone Denim White Oak LLC, Cliffside Denim LLC, Burlington Industries IV LLC, Burlington Industries V LLC, Cone International Holdings II, Inc., BWW CT, Inc., Valentec Wells, LLC, Narricot Industries LLC and each other entity organized under the laws of the United States that becomes party to the Affiliate Guaranty and Security Agreement after the date hereof.”

1.2 The Term Loan Agreement is hereby amended by deleting every occurrence of the term “UK Guarantor” therein.

2 Conditions to Effectiveness. This Amendment shall be effective on the date when this Amendment shall have been duly executed and delivered by Borrower, Agent and the Lenders.

3 Miscellaneous.

3.1 Effect; Ratification.

(a) Except as specifically set forth above, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Term Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Term Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Term Loan Agreement, as amended hereby.

(c) Borrower acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Term Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

3.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

3.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4 Loan Document. This Amendment shall constitute a Loan Document.

3.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN

ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

BURLINGTON MORELOS, S.A DE C.V.

By:
Name:	Neil W. Koonce
Title:	Vice President

[Signature Page to Amendment No. 5 to Term Loan Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 5 to Term Loan Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:
Name:	Mary E. Evans
Title:	Associate Director

By:
Name:	Marie Haddad
Title:	Associate Director

[Signature Page to Amendment No. 5 to Term Loan Agreement]

BANK OF AMERICA, NA, as a Lender

By:
Name:	John Yankauskas
Title:	Sr. Vice President

[Signature Page to Amendment No. 5 to Term Loan Agreement]